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                               REVOLVING CREDIT NOTE

$10,000,000                     Chicago, Illinois           December 24, 1997

     FOR VALUE RECEIVED, IDT Corporation, a Delaware corporation having its chief executive office and principal place of business at 190 Main Street, Hackensack, New Jersey 07601 (the "Borrower"), hereby unconditionally and absolutely promises to pay to the order of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"), on the Maturity Date, at TBCC's office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018, or at such other location as TBCC may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal amount equal to $10,000,000 or such greater or lesser amount as represents the aggregate unpaid principal amount of all Loans made by TBCC to the Borrower pursuant to the Loan and Security Agreement between TBCC and Borrower dated December 24, 1997 (the "Loan Agreement"). The Borrower further promises to pay interest in like money and funds at TBCC's office specified above (or at such other location as TBCC may from time to time designate) on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until paid in full (both before and after judgment) at the rates and on the dates set forth in the Loan Agreement. All capitalized terms used herein which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     The holder of this Note is authorized to record the date and amount of each Loan evidenced by this Note, the date and amount of each payment or prepayment of principal hereof and the interest rate with respect thereto on a schedule attached hereto, or on a continuation of such schedule attached hereto and made a part hereof, and any such notation shall be conclusive and binding for all purposes absent manifest error; provided, however, that the failure of TBCC to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

     Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest due hereunder.

     This Note is entitled to the benefit of all terms and conditions of, and the security of all security interests, liens, mortgages, deeds of trust and rights granted pursuant to, the Loan Agreement and the other Loan Documents, and is subject to optional and mandatory prepayment as provided therein.

     Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note may be declared to be or may automatically become immediately due and payable as provided in the Loan Agreement.

     The Borrower acknowledges that the holder of this Note may assign, transfer or sell all or a portion of its rights and interests to and under this Note to one or more Persons as provided in the Loan Agreement and that such Persons shall thereupon become vested with all of the rights and benefits of TBCC in respect hereof as to all or that portion of this Note which is so assigned, transferred or sold.

     In the event of any conflict between the terms hereof and the terms and provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

     The Borrower and all other parties that at any time may be liable hereupon in any capacity, jointly or severally, waive presentment, demand for payment, protest and notice of dishonor of this Note and authorize the holder hereof, without notice, to increase or decrease the rate of interest on any amount owing under this Note in accordance with the Loan Agreement. The Borrower further waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that TBCC exhaust any rights or take any action against any other Person or any collateral. The Borrower further hereby waives notice of or proof of reliance by TBCC upon this Note, and the Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed,

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extended, amended or waived in reliance upon this Note.  The Borrower shall make all payments hereunder and under the Loan Agreement without defense, offset or counterclaim. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. This Note may not be changed orally, but only by an agreement in writing, which is signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

     ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER LOAN DOCUMENT BETWEEN THE BORROWER AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE BORROWER WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     THE BORROWER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801 AS THE DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER, BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF TBCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, TBCC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                                           IDT CORPORATION

                                          By: /s/ Stephen Brown
                                              --------------------------------
                                              Title: Chief Financial Officer

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                                     SCHEDULE
                              TO REVOLVING CREDIT NOTE
                              DATED DECEMBER 24, 1997
                                OF IDT CORPORATION TO
                      TRANSAMERICA BUSINESS CREDIT CORPORATION



Date     Amount of      Interest      Amount of         Unpaid        Notation
           Loan           Rate      Principal Paid     Principal       Made by
                                                        Balance

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